Exhibit  32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
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                      906 OF THE SARBANES-OXLEY ACT OF 2002
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The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This 11th day of November, 2004.

/S/J. MICHAEL WOMBLE
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J. Michael Womble, President, Chief Executive Officer and Director


/S/KATHY HULSEY
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Kathy Hulsey, Chief Financial Officer and Treasurer


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